Voya Series Fund, Inc. (“Registrant”)
Voya Money Market Fund (“Fund”)
Supplement dated May 15, 2015
To the Fund’s current prospectus (“Prospectus”)
At a meeting held on March 12, 2015, the Registrant’s Board of Directors approved amending and restating the Fund’s Investment Management Agreement so that, effective May 1, 2015, the terms of the Fund’s Investment Management Agreement and its Administration Agreement are combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under the Fund’s Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Fund and, under the Fund’s Amended and Restated Investment Management Agreement, there was no change to the investment management or administrative services provided or the fees charged to the Fund.
The Fund’s Prospectus is revised as follows:
1	The section entitled “Annual Fund Operating Expenses” in the summary section of the Fund‘s Prospectus is deleted and replaced with the following:
Annual Fund Operating Expenses1
Expenses you pay each year as a % of the value of your investment
		A	B	C	I
Management Fees[2]	%	0.50	0.50	0.50	0.50
Distribution and/or Shareholder Services (12b-1) Fees	%	None	1.00	1.00	None
Other Expenses	%	0.19	0.19	0.19	0.19
Total Annual Fund Operating Expenses	%	0.69	1.69	1.69	0.69
Waivers and Reimbursements[3]	%	(0.02)	(0.02)	(0.02)	(0.02)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	0.67	1.67	1.67	0.67

		L	O	W
Management Fees[2]	%	0.50	0.50	0.50
Distribution and/or Shareholder Services (12b-1) Fees	%	None	0.25	None
Other Expenses	%	0.19	0.19	0.19
Total Annual Fund Operating Expenses	%	0.69	0.94	0.69
Waivers and Reimbursements[3]	%	(0.02)	(0.27)	(0.02)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	0.67	0.67	0.67
1	Expense information has been restated to reflect current contractual rates.
2	The portion of the management fee attributable to the advisory services is 0.40% and the portion of the management fee attributable to the administrative services is 0.10%.
3	The adviser and distributor are contractually obligated to waive a portion of their management fees and distribution and/or shareholder services fees, as applicable, and to reimburse certain expenses of the Fund to the extent necessary to assist the Fund in maintaining a yield of not less than zero through August 1, 2015. Including this waiver, Total Annual Fund Operating Expenses after Waivers and Reimbursements (for this Fund's most recent fiscal year) would have been 0.20% for Class A, Class B, Class C, Class I, Class L, Class O, and Class W shares. There is no guarantee that the Fund will maintain such a yield. Any management fees waived or expenses reimbursed may be subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. In no event will the amount of the recoupment on any day exceed 20% of the yield (net of all expenses) of the Fund on that day. The adviser is contractually obligated to waive 0.02% of the management fee through January 1, 2017. In addition, the distributor is contractually obligated to waive the shareholder service fee for Class O shares through August 1, 2015. Termination or modification of these obligations requires approval by the Fund’s board.
2	The first paragraph of the sub-section entitled “Management of the Fund – The Investment Adviser” of the Fund’s Prospectus is deleted and replaced with the following:
Voya Investments, an Arizona limited liability company, serves as the investment adviser to the Fund. Voya Investments has overall responsibility for the management of the Fund. Voya Investments oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investments is registered with the SEC as an investment adviser.
3	The sub-section entitled “Management of the Fund - Management Fee” of the Fund’s Prospectus is revised to include the following at the end of the section:
At a meeting held on March 12, 2015, the Board approved amending and restating the Fund’s Investment Management Agreement so that, effective May 1, 2015, the terms of the Fund’s Investment Management Agreement and its Administration Agreement are combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under the Fund’s Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Fund and, under the Fund’s Amended and

Restated Investment Management Agreement, there was no change to the investment management or administrative services provided or the fees charged to the Fund.
4	The sub-section entitled “Management of the Fund - The Administrator” of the Fund’s Prospectus is deleted in its entirety.
5	The eleventh paragraph of the section entitled “Frequent Trading – Market Timing” of the Fund’s Prospectus is deleted and replaced with the following:
Shareholders may invest in the Fund through omnibus account arrangements with financial intermediaries. Omnibus accounts permit intermediaries to aggregate their clients' transactions and in these circumstances, the identity of the shareholder is often unknown. Such intermediaries include broker-dealers, banks, investment advisers, record keepers, retirement plans, and fee-based accounts such as wrap fee programs. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The Fund's Adviser or its affiliated entities have agreements in place with intermediaries which require such intermediaries to provide detailed account information, including trading history, upon request of the Fund. There is no assurance that the Fund's Adviser or its affiliated entities will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading in omnibus accounts effectively.
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VOYA SERIES FUND, INC. (“REGISTRANT”)

Voya Money Market Fund

(the “Fund”)

Supplement dated May 15, 2015

To the Fund’s current Statement of Additional Information (“SAI”)

At a meeting held on March 12, 2015, the Registrant’s Board of Directors approved amending and restating the Fund’s Investment Management Agreement so that, effective May 1, 2015, the terms of the Fund’s Investment Management Agreement and its Administration Agreement are combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under the Fund’s Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Fund and, under the Fund’s Amended and Restated Investment Management Agreement, there was no change to the investment management or administrative services provided or the fees charged to the Fund.

The Fund’s SAI is revised as follows:

1.	The line item reference to “Voya Funds Services, LLC” in the table of the section entitled “Voya Service Providers” of the Fund’s SAI is deleted.

2.	All references to the Fund’s “administrator” in the section entitled “Disclosure of the Fund’s Portfolio Securities” are deleted and replaced with “adviser or its affiliates.”

3.	The reference to the Fund’s “Compliance Department” in the section entitled “Code of Ethics” of the Fund’s SAI is deleted and replaced with “Adviser or its Affiliates.”

4.	The section entitled “Adviser” of the Fund’s SAI is deleted in its entirety and replaced with the following:

ADVISER

The investment adviser for the Fund is Voya Investments, LLC (“Voya Investments” or “Adviser”), which is registered with the SEC as an investment adviser and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles. The Adviser, subject to the authority of the Directors of the Fund, has the overall responsibility for the management of the Fund’s portfolio subject to delegation of certain responsibilities to another investment adviser, Voya Investment Management Co. LLC (“Voya IM” or “Sub-Adviser”), as Sub-Adviser to the Fund. The Adviser and the Sub-Adviser are indirect, wholly-owned subsidiaries of Voya Financial, Inc. (NYSE: VOYA). Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. The principal executive offices of Voya Financial, Inc. are located at 230 Park Avenue New York, New York 10169.

The Adviser serves pursuant to an investment management agreement (“Investment Management Agreement”) between the Adviser and the Company, on behalf of the Fund. The Investment Advisory Agreement requires the Adviser to oversee the provision of all investment advisory and portfolio management services for the Fund. Pursuant to a sub-advisory agreement (“Sub-Advisory Agreement”) the Adviser has delegated certain management responsibilities to the Sub-Adviser. The Adviser oversees the investment management of the Sub-Adviser.

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The Investment Management Agreement requires the Adviser to provide, subject to the supervision of the Board, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of the Fund’s assets and the purchase or sale of its portfolio securities. The Adviser also provides investment research and analysis.

In addition, effective May 1, 2015, the Adviser acts as a liaison among the various service providers to the Fund, including, among others, the custodian and portfolio accounting agent. The Adviser also reviews the Fund for compliance with applicable legal requirements and monitors the Sub-Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Fund.

The Investment Management Agreement provides that the Adviser is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Investment Management Agreement, except by reason of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Investment Management Agreement.

After an initial term of two years, the Investment Management Agreement and Sub-Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by: (a) the Board; or (b) the vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board who are not “interested persons” (as defined in the 1940 Act) of the Adviser or the Sub-Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Management Agreement is terminable without penalty with not less than sixty (60) days’ notice by the Board or by a vote of the holders of a majority of the Fund’s outstanding shares voting as a single class, or upon not less than sixty (60) days’ notice by Voya Investments. The Investment Management Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Approval of the Investment Management Agreement

For information regarding the basis for the Board’s approval of the investment advisory relationship, please refer to the Fund’s unaudited semi-annual shareholder report dated September 30, 2014 and annual shareholder report dated March 31, 2015.

Management Fees

The Adviser bears the expense of providing its services and pays the fees of the Sub-Adviser.

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At a meeting held on March 12, 2015, the Board approved amending and restating the Fund’s Investment Management Agreement so that, effective May 1, 2015, the terms of the Fund’s Investment Management Agreement and its Administration Agreement are combined under a single Amended and Restated Investment Management Agreement with a single management fee.  The single management fee rate under the Fund’s Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Fund and, under the Fund’s Amended and Restated Investment Management Agreement, there was no change to the investment management or administrative services provided or the fees charged to the Fund.

As compensation for its services, the Fund pays its Adviser, expressed as an annual rate, a fee equal to the following as a percentage of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The following table should be read in conjunction with the section below entitled “Management Fee Waivers.”

Annual Management Fee Effective May 1, 2015

0.500% on the first $500 million of the Fund’s average daily net assets;

0.450% on the next $500 million of the Fund’s average daily net assets;

0.440% on the next $1 billion of the Fund’s average daily net assets;

0.430% on the next $1 billion of the Fund’s average daily net assets; and

0.400% on the Fund’s average daily net assets in excess of $3 billion.

Management Fee Waivers

The Adviser is contractually obligated to waive 0.02% of the management fee through January 1, 2017. Termination or modification of this obligation requires approval by the Board.

Management, Distribution, and/or Service Fees Waived or Recouped

The Adviser and the Distributor have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and management fees, as applicable, and to reimburse certain expenses of the Fund to the extent necessary to assist the Fund in maintaining a yield of not less than zero. There is no guarantee that the Fund will maintain such a yield. When distribution fees are reduced, dealer compensation may be reduced to the same extent. Management fees waived and expenses reimbursed are subject to possible recoupment by the Adviser within three years. In no event will the amount of the recoupment on any day exceed 20% of the yield (net of all expenses) of the Fund on that day. Distribution and servicing fees waived are not subject to recoupment. This arrangement will continue through at least August 1, 2015. The Distributor is contractually obligated to waive the service fee for Class O shares of 0.25% through August 1, 2015. There is no guarantee that the service fee waiver will continue after August 1, 2015. Termination or modification of these obligations requires approval by the Board.

Total Management Fees Paid by the Fund

During the past three fiscal years, the Fund paid the following investment management fees to its Adviser or its affiliates.

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	March 31
Fund	2014	2013	2012
Voya Money Market Fund
Management Fee (Prior to May 1, 2015)	$995,642	$1,080,050	$1,180,514
Administrative Services Fee (Prior to May 1, 2015)	$199,130	$216,004	$236,103
Management Fee including Administrative Services (effective May 1, 2015)	None	None	None

5.	The section entitled “Administrator” of the Fund’s SAI is deleted in its entirety.

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